UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 16, 2008

DOLLAR TREE STORES, INC.
(Exact name of registrant as specified in its charter)

VIRGINIA
(State or Other Jurisdiction of Incorporation)

0-25464	54-1387365
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Volvo Parkway
Chesapeake, VA 23320
(Address of Principal Executive Offices and Zip Code)

(757) 321-5000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Director Compensation

On January 16, 2008, the Company’s Board of Directors established a new policy for director compensation based on recommendations by the Nominating and Corporate Governance Committee.  The new policy offers a total compensation package that the Board believes is commensurate with other public retailers and better aligns director and shareholder interests.  The Company is filing this Current Report on Form 8-K to disclose the changes to director compensation, as further described below.

Director compensation is established by the Board of Directors and periodically reviewed.  For 2007, each non-employee director – that is, every director other than Macon Brock and Bob Sasser – received an annual retainer of $80,000.  In addition, the audit committee chair received $8,000 and audit committee members received $4,000; the other committee chairs and committee members received $4,000 and $2,000, respectively.  Under our 2003 Director Deferred Compensation Plan, directors may elect to invest their cash fees in our common stock, options or an interest-bearing cash account.

Beginning at the 2008 Annual Meeting of Shareholders, the Board has determined that each non-employee director will receive an annual retainer of $100,000, payable quarterly.  In addition, the audit committee chair will receive $15,000 and audit committee members will receive $10,000; the other committee chairs and committee members will receive $7,500 and $5,000, respectively.  The Lead Director will receive an additional $10,000.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)            Appointment of Directors

On January 16, 2008, the Board of Directors appointed Mr. Arnold S. Barron, as a Class II director, effective as of the March 2008 Board of Directors meeting.  Under Virginia law, the term of a director elected by the board of directors to fill a vacancy expires at the next shareholders' meeting at which directors are elected.  Therefore, Mr. Barron will stand for election at the 2008 Annual Meeting of Shareholders.

Mr. Barron currently serves as a Senior Executive Vice President with The TJX Companies, Inc.  There are no family relationships, related party transactions, or other arrangements between the director and the Company.  Mr. Barron will receive an annual retainer for his service on the Board consistent with the Company's policy for director compensation.

(e)     Compensatory Arrangements for Named Executive Officers

On January 18, 2008, the Compensation Committee of the Board of Directors authorized the grant, expected to be effective February 15, 2008, of performance based awards to certain named executive officers of the Company.  The Committee approved the grant of 34,000 restricted stock units to Bob Sasser; 52,500 options to Gary Philbin; and 17,000 restricted stock units to Robert Rudman.  The vesting of the units or options is subject to the Company achieving a target level of earnings per share in fiscal 2008 and the executives remaining with the Company over a specified period of time.

On January 16, 2008, the Compensation Committee of the Board of Directors authorized the grant of 2,000 performance based restricted stock units, expected to be effective February 15, 2008, to Kathleen Mallas, principal financial and accounting officer of the Company.  The vesting of these units is subject to the Company achieving a target level of earnings per share in fiscal 2008 and to the executive remaining with Company over a specified period of time.

Each of the above referenced awards was made under either the Company’s 2004 Executive Officer Equity Plan or the Company’s 2003 Equity Incentive Plan, as applicable, both previously approved by the shareholders.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)            On January 16, 2008, the Board of Directors amended Article III, Section 2 of the Company’s Third Restated Bylaws to increase the number of directors from twelve to thirteen.  A copy of the Bylaws, as amended, is attached to this filing as Exhibit 3.1.

Item 8.01 Other Events

Equity Plan Amendments

The Company has amended the 2004 Executive Officer Equity Plan, the 2003 Equity Incentive Plan and the 2003 Deferred Directors Compensation Plan to conform these Plans to the requirements of Section 409A of the Internal Revenue Code.  Copies of these amendments are attached to this filing as Exhibits 10.1, 10.2 and 10.3.

The Company has amended the 1995 Stock Incentive Plan to allow Directors three years to exercise outstanding options, instead of the current one year, once they no longer serve on the Board.  This makes the terms of this plan consistent with the terms of the 2003 Non-Employee Director Stock Option Plan.  A copy of this amendment is attached to this filing as Exhibit 10.4.

The Company has adopted amendments to the 2004 Executive Officer Equity Plan, the 2003 Deferred Directors Compensation Plan, the 2003 Non-Employee Director Stock Option Plan and the 2003 Equity Incentive Plan.  These amendments changed the anti-dilution provisions of the Plans to reflect a mandatory, rather than permissive, obligation to make anti-dilution adjustments in applicable circumstances and conformed the procedures for setting grant prices.  A copy of these amendments is attached as Exhibit 10.5.

Item 9.01. Financial Statements and Exhibits.

(c)          Exhibits.

3.1           Third Restated Bylaws of Dollar Tree Stores, Inc., as amended

10.1          Second Amendment to the Dollar Tree Stores, Inc. 2004 Executive Officer Equity Plan

10.2          Second Amendment to the Dollar Tree Stores, Inc. 2003 Equity Incentive Plan

10.3          Second Amendment to the Dollar Tree Stores, Inc. 2003 Director Deferred Compensation Plan

10.4          Fourth Amendment to the Dollar Tree Stores, Inc. 1995 Stock Incentive Plan

10.5          Amendments to the Dollar Tree Stores, Inc. Stock Plans

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DOLLAR TREE STORES, INC.

Date: January 23, 2008	By:	/s/ Kathleen Mallas
Kathleen Mallas
Vice President - Controller

EXHIBITS

Exhibit 3.1 - Third Restated Bylaws of Dollar Tree Stores, Inc., as amended

Exhibit 10.1 - Second Amendment to the Dollar Tree Stores, Inc. 2004 Executive Officer Equity Plan

Exhibit 10.2 - Second Amendment to the Dollar Tree Stores, Inc. 2003 Equity Incentive Plan

Exhibit 10.3 - Second Amendment to the Dollar Tree Stores, Inc. 2003 Director Deferred Compensation Plan

Exhibit 10.4 - Fourth Amendment to the Dollar Tree Stores, Inc. 1995 Stock Incentive Plan

Exhibit 10.5 - Amendments to the Dollar Tree Stores, Inc. Stock Plans